UNIT PURCHASE AGREEMENT

      This Unit Purchase Agreement (this "Agreement") is made and entered into as of March 24, 2005 by and among Tengtu International Corp., a Delaware corporation (the "Company"), __________________ (the "Investor") and Guzov Ofsink, LLC (the "Escrow Agent").

      WHEREAS, the Company desires to issue to the Investor, and the Investor desires to purchase from the Company, units (the "Units"), each Unit consisting of (a) one (1) share of the Company's Series A Convertible Cumulative Preferred Stock, par value $.01 per share (the "Series A Stock"), (b) a redeemable warrant to purchase ten (10) shares of the Company's Common Stock, par value $.01 per share (the "Common Stock") for an initial exercise price of $.40 per share and
(c) a redeemable warrant to purchase five (5) shares of Common Stock for an initial exercise price of $.60 per share, pursuant to an exemption from registration under Regulation D under the Securities Act of 1933, as amended as of the date of this Agreement (the "1933 Act"), on the terms and conditions set forth in this Agreement;

      NOW, THEREFORE, the parties hereby agree as follows:

1. Agreement to Purchase and Sell the Units. The Company will issue and sell to the Investor and the Investor agrees to purchase ___________________ dollars ($___________) of Units for a purchase price per Unit of the lesser of (a) U.S. $2.50 or (b) 10 times the volume weighted average price (the "VWAP") of the Company's Common Stock for the ten (10) trading days ended on the most recent trading day prior to the Closing (as defined below) (the number of Units times the purchase price per Unit is referred to hereinafter as the "Purchase Price") pursuant to an exemption from registration provided by Regulation D promulgated under the 1933 Act.

2. Issuance of Warrants. The Company will issue to the Investor redeemable warrants, in the form annexed hereto as Exhibit A to purchase a number of shares of Common Stock equal to ten times the number of Units purchased with an exercise price of $0.40 per share (the "$.40 Warrants") and in the form annexed hereto as Exhibit B to purchase a number of shares of Common Stock equal to five times the number of Units purchased with an exercise price of $0.60 per share (the "$.60 Warrants" and together with the $.40 Warrants, the "Warrants"). The Warrants contain a provision allowing the Company to redeem them upon the occurrence of certain conditions for $.001 unless the Investor exercises the Warrants and purchases the Company's Common Stock within 30 days after receiving a notice of redemption.

3.    Closing, Payment and Escrow.

      3.1 The Company will sell and, subject to the terms and conditions hereof, and in reliance upon the written representations and warranties of the Company, the Investor will purchase, at a single closing, the Series A Stock and Warrants. The closing shall be held on or before March 24, 2005


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      (the  "Closing") at the offices of Guzov Ofsink,  LLC, 600 Madison Avenue,
      14th Floor, New York, New York 10022, U.S.A.. Within ten (10) business days of the Closing, the Company will deliver to the Investor original stock certificates in the Investor's name and in such denominations (which in the aggregate shall equal the total number of shares of Series A Stock purchased by the Investor) as the Investor may specify prior to the Closing. The Purchase Price shall be paid by wire transfer of immediately available funds to the account designated by the Company in writing prior to the Closing.

      3.2   Escrow Agent.

            3.2.1 The  Company  and  Investor  hereby  appoint  Escrow  Agent as escrow agent for the Purchase Price, Series A Stock and Warrants in accordance with the terms and conditions set forth herein, and the Escrow Agent hereby accepts such appointment.

            3.2.2 In  the   event  that  the  Purchase  Price  is  not  received
                  from the Investor by March 24, 2005, Escrow Agent shall have no obligation to accept any funds from the Investor.

            3.2.3 In the  event  that the  Company  fails to deliver  the Series
                  A Stock and Warrants to the Investor within ten (10) business days of the Closing, upon receipt of written notice from the Investor and confirmation that the securities have not been delivered by the Company's transfer agent, Escrow Agent shall return the Purchase Price to Investor.

           3.2.4 Escrow Agent shall have no duties or responsibilities other than those expressly set forth herein. Escrow Agent shall have no duty to enforce any obligation of any person to make any payment or delivery, or to direct or cause any payment or delivery to be made, or to enforce any obligation of any person to perform any other act. Escrow Agent shall be under no liability to the other parties hereto, or to anyone else, by reason of any failure, on the part of any party hereto or any maker, guarantor, endorser or other signatory of any document or any other person, to perform such person's obligations under any such document. Except for amendments to this Agreement relating to escrowed funds, the Escrow Agent shall not be obligated to recognize any agreement between any and all of the persons referred to herein, notwithstanding that references hereto may be made herein and whether or not it has knowledge thereof.

           3.2.5 Escrow Agent shall not be liable to any party or anyone else for any action taken, or omitted to be taken by it, or any action suffered by it to be taken or omitted, in good faith and acting upon any order, notice, demand, certificate, opinion or advice of counsel


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


                  (including counsel chosen by the Escrow Agent) statement, instrument, report, or other paper or document (not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and acceptability of any information therein contained), which is believed by the Escrow Agent to be genuine and to be signed or presented by the proper person or persons. The Escrow Agent shall not be bound by any of the terms thereof, unless evidenced by a writing delivered to the Escrow Agent signed by the proper party or parties and, if the duties or rights of the Escrow Agent are affected, unless it shall give its prior written consent thereto.

           3.2.6 Escrow Agent shall not be responsible for the sufficiency or accuracy of the form, or of the execution, validity, value or genuineness of, any document or property received, held or delivered by it hereunder, or of any signature or endorsement thereon, or for any lack of endorsement thereon, or for any description therein; nor shall the Escrow Agent be responsible or liable to the other parties hereto or to anyone else in any respect on account of the identity, authority or rights, of the person executing or delivering or purporting to execute or deliver any document or property or this agreement. The Escrow Agent shall have no responsibility with respect to the use or application of any funds or other property paid or delivered by the Escrow Agent to the Company pursuant to the provisions hereof.

            3.2.7 Escrow  Agent  shall  have the right to assume, in the absence of written notice to the contrary from the proper person or persons, that a fact or an event, by reason of which an action would or might be taken by the Escrow Agent, does not exist or has not occurred, without incurring liability to the other parties hereto or to anyone else for any action taken or omitted, or any action suffered by it to betaken or omitted, in good faith and in the exercise of its own best judgment, in reliance upon such assumption.

            3.2.8 Escrow  Agent  will be  indemnified  and held  harmless by the
                  Investor and the Company from and against all expenses, including reasonable counsel fees and disbursements, or loss suffered by the Escrow Agent in connection with any action, suit or proceeding involving any claim, or in connection with any claim or demand, which in any way, directly or indirectly, arises out of or relates to this Agreement, the services of the Escrow Agent hereunder, except for claims relating to willful misconduct or gross negligence by Escrow Agent or breach of this Agreement by Escrow Agent, or the monies or other property held by it hereunder.


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


4.    Representations  and  Warranties  of  the  Company.   The  Company  hereby
      represents and warrants to the Investor that the statements in the following paragraphs of this Section 4 are all true and complete as of the date hereof:

      4.1 Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of Delaware, and has full corporate power and authority to conduct its business as and to the extent now conducted and to own, use and lease its assets and properties. The Company has full corporate power and authority to execute and deliver this Agreement, and to perform its obligations hereunder, and to consummate the transactions contemplated hereby.

      4.2 Authority; Due Authorization. The execution and delivery by the Company of this Agreement, and the performance by the Company of its obligations hereunder, have been duly and validly authorized by the Board of Directors of the Company, no other corporate action on the part of the Company or its respective shareholders being necessary. This Agreement has been duly and validly executed and delivered by the Company, and upon the delivery by the Company of the Units will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

      4.3 No Conflicts. The execution and delivery by the Company of this Agreement does not, and the performance by the Company of its obligations under this Agreement and the consummation of the transactions contemplated hereby will not:

            4.3.1 conflict with or result in a violation or breach of any of the terms, conditions or provisions of the certificate of incorporation or by-laws (or other comparable corporate charter document) of the Company;

            4.3.2 conflict  with or result in a violation  or breach of any term or provision of any law or order applicable to the Company or any of its assets and properties; or

            4.3.3 (a)  conflict  with or result in a violation or breach of, (b)
                  constitute (with or without notice or lapse of time or both) a default under, (c) require the Company or any other person or entity to obtain any consent, approval or action of, make any filing with or give any notice to any person or entity as a result or under the terms of, or (d) result in the creation or imposition of any lien upon the Company or any of its assets or properties under, any contract or license to which the Company is a party or by which any of its assets and properties is bound.


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


      4.4 Capitalization. The capitalization of the Company immediately prior to the Closing consists of the following:

            4.4.1 Common   Stock.   A  total  of  one  hundred   fifty   million
                  (150,000,000) authorized common shares, par value U.S. $0.01 per share, of which no more than 109,178,743 shares are issued and outstanding.

            4.4.2 Preferred   Stock.   A  total  of  ten  million   (10,000,000)
                  authorized preferred shares, par value U.S. $0.01 per share of which none are issued and outstanding.

      4.5 Valid Issuance of Common Stock. The Series A Stock and the Common Stock issuable upon the conversion of the Series A Stock and exercise of the Warrants, when issued and paid for as provided in this Agreement, the Series A Certificate of Designations and the Warrants, will be duly authorized, validly issued, fully paid and non-assessable.

      4.6 Governmental Consents. To the best of the Company's knowledge, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with any court, governmental agency, regulatory authority or political subdivision thereof, or any other entity, is required in connection with the execution, delivery and performance by the Company of this
            Agreement, other than a notice filing with an applicable State government.

      4.7 Litigation. To the best of the Company's knowledge, except as set forth in the Company's filings with the United States Securities and Exchange Commission (the "SEC"), there is no action, suit, proceeding, claim, arbitration or investigation pending (or, to the best knowledge of the Company, currently threatened) against the Company or any Company subsidiary, their respective activities, properties or assets or, to the best of the Company's knowledge, against any officer, director or key employee of the Company or any subsidiary in connection with such officer's, director's or key employee's relationship with, or actions taken on behalf of, the Company or any subsidiary. The Company has no knowledge or belief that there is pending or threatened any claim or litigation against the Company contesting its right to produce, manufacture, sell, use or offer any product, process, method, substance, part or other material or service presently produced, manufactured, sold, used or offered or planned to be produced, manufacture, sold, used or offered by the Company or any of its Subsidiaries. The Company has no knowledge or belief that there exists, or there is pending or planned, any patent, invention, device, application or principle, which would materially adversely affect the condition, financial or otherwise, or the operations of the Company or its Subsidiaries.


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


      4.8 Reporting Company Status. The Company will cause all the materials required to be filed by it pursuant to Section 13(a) of the U.S. Securities Exchange Act of 1934, as amended (the "Exchange Act") to be filed with the SEC. The Common Stock is a class of securities registered under Section 12(g) of the Exchange Act. All documents filed by the Company with the SEC pursuant to the Exchange Act for its most recent full fiscal year and subsequent thereto are available from the Company and should be reviewed by Investor.

5. Representations, Warranties and Certain Agreements of Investor. Investor hereby represents and warrants to, and agrees with, the Company that:

      5.1 Authorization. This Agreement constitutes its valid and legally binding obligation, enforceable in accordance with its terms. Investor represents that Investor has full power and authority to enter into this Agreement.

      5.2 Purchase for Own Account. The Units to be purchased by the Investor hereunder will be acquired for investment for Investor's own account, not as a nominee or agent. Investor has not purchased the Units with a view to the public resale or distribution thereof, and Investor has no present intention of selling, granting any participation in, or otherwise distributing the same.

      5.3 Disclosure of Information.Investor has had full access to all the information Investor considers necessary or appropriate to make an informed investment decision with respect to the Units to be purchased by Investor under this Agreement. Investor further has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Units and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to Investor or to which Investor had access. Investor has not relied on any oral representation made by the Company or any officer, director, employee or agent of the Company.

      5.4 Investment Experience. INVESTOR UNDERSTANDS THAT THE PURCHASE OF THE UNITS INVOLVES SUBSTANTIAL RISK. INVESTOR (A) HAS EXPERIENCE AS AN INVESTOR IN SECURITIES OF COMPANIES IN THE DEVELOPMENT STAGE AND ACKNOWLEDGES THAT INVESTOR CAN BEAR THE ECONOMIC RISK OF INVESTOR'S INVESTMENT IN THE UNITS AND (B) HAS SUCH KNOWLEDGE AND EXPERIENCE IN FINANCIAL OR BUSINESS MATTERS THAT INVESTOR IS CAPABLE OF EVALUATING THE MERITS AND RISKS OF THIS INVESTMENT IN THE UNITS AND PROTECTING INVESTOR'S INTERESTS IN CONNECTION WITH THIS INVESTMENT.


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


      5.5 Accredited Investor Status. The Investor is an "accredited investor" within the meaning of Rule 502 of Regulation D promulgated under the 1933Act. All of Investor's responses set forth in the Prospective Offeree Questionnaire submitted by Investor to the Company are true and correct.

      5.6 Restricted Securities. Investor understands that the Series A Stock and the Warrants sold as part of the Units, and the Common Stock issuable upon conversion of the Series A Stock and exercise of the Warrants (together, the "Securities"), are characterized as "restricted securities" under the 1933 Act inasmuch as they are being or will be acquired from the Company in a transactions not involving a public offering and that under the 1933 Act, and applicable regulations thereunder, such Securities may be resold without registration under the 1933 Act only in certain limited circumstances. In this connection, Investor represents that Investor is familiar with Rule 144 of the U.S. Securities and Exchange Commission, as presently in effect, and understands the resale limitations imposed thereby and by the 1933 Act.

      5.7 Limitations on Dispositions. Investor acknowledges that if any transfer of the Securities is proposed to be made in reliance upon an exemption under the 1933 Act, the Company may require an opinion of counsel satisfactory to the Company that such transfer may be made pursuant to an applicable exemption under the 1933 Act. Investor acknowledges that, so long as appropriate, a legend similar to the following may appear on the certificates representing the
            Securities:

            THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, ASSIGNED OR TRANSFERRED EXCEPT (i) PURSUANT TO A REGISTRATION STATEMENT UNDER THE SECURITIES ACT WHICH HAS BECOME EFFECTIVE AND IS CURRENT WITH RESPECT TO THESE SECURITIES, OR (ii) PURSUANT TO A SPECIFIC EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT BUT ONLY UPON A HOLDER HEREOF FIRST HAVING OBTAINED THE WRITTEN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE CORPORATION, THAT THE PROPOSED DISPOSITION IS CONSISTENT WITH ALL APPLICABLE PROVISIONS OF THE SECURITIES ACT AS WELL AS ANY APPLICABLE "BLUE SKY" OR SIMILAR SECURITIES LAW.

      5.8 Further Limitations on Disposition.Without in any way limiting the representations set forth above, Investor further agrees not to make any disposition of all or any portion of the Units or the Securities except:


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


            5.8.1 pursuant  to a  registration  statement  under  the  1933  Act covering such disposition; or

            5.8.2 pursuant to an exemption from registration under the 1933 Act,
                  including,   without  limitation,   Rule  144,  Rule  144A  or
                  Regulation S thereunder.

      5.9 No General Solicitation. Investor has not received any general solicitation or advertising regarding the offering of the Units or this Agreement.

      5.10 No Prospectus. No prospectus or registration statement has been filed by the Company with a securities commission or other securities regulatory authorities in the United States or in any other jurisdiction in connection with the issuance of the Units or the Common Stock or Warrants.

      5.11  Recent  Disclosures.  Investor  has reviewed  the  Company's  Annual
            Report on Form 10-K/A filed with the SEC on December 7, 2004, including, without limitation, the disclosures contained in Item 1 thereof which are set forth on Exhibit C and understands that the events disclosed therein are materially adverse to the Company. Investor is also aware that the Company has restated its Quarterly Reports on Form 10-Q for the quarters ended September 30, 2003, December 31, 2003 and March 31, 2004 to among other things, correct the financial statements set forth therein as a result of the matters referred to the amendments. Investor has considered the impact of this disclosure in determining whether to enter into this Agreement.

6. Redemption and Forced Exercise of Warrants. The Investor understands that the Warrants contain redemption and forced exercise provision which applies under certain circumstances. The Company may require that the Warrants be exercised if certain conditions are met and may redeem the Warrants at $.001 in the event that the Investor declines to exercise. Investor hereby represents and warrants that Investor has reviewed and understands these provisions.

7. Conditions to Investor's Obligations at Closing. The obligations of the Investor under Section 3.1 of this Agreement are subject to the fulfillment or waiver, on or before the Closing, of each of the following conditions:

      7.1 Representations and Warranties True. Each of the representations and warranties of the Company contained in Section 4 shall be true and complete on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.


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


      7.2 Performance. The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing and shall have obtained all approvals, consents and qualifications necessary to complete the purchase and sale described herein.

      7.3 Securities Exemptions. The offer and sale of the Common Stock to the Investor pursuant to this Agreement shall be exempt from the registration requirements of the 1933 Act.

      7.4 Completion of Due Diligence. Investor shall have completed its legal and financial due diligence, the results of which shall be reasonably satisfactory to the Investor, and the Company shall have reasonably cooperated with Investor in connection therewith. Investor has reviewed all of the Company's filings with the SEC under both the 1933 Act and Exchange Act for the five year period prior to the date of this Agreement.

8. Conditions to the Company's Obligations at Closing. The obligations of the Company to Investor under Section 3.1 of this Agreement are subject to the fulfillment or waiver on or before the Closing of each of the following conditions by Investor:

      8.1 Representations and Warranties. The representations and warranties of Investor contained in Section 5 shall be true and complete on the date of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

      8.2 Payment of Purchase Price.Investor shall have delivered to the Escrow Agent the Purchase Price in accordance with the provisions of
            Section 3.

      8.3 Securities Exemptions. The offer and sale of the Units to the Investor pursuant to this Agreement shall be exempt from the registration requirements of the 1933 Act.

9. Registration Rights. The Company and Investor shall enter into the Registration Rights Agreement annexed hereto as Exhibit D, granting to Investor registration rights with respect to the Securities.

10.   Post-closing Covenants of Investor.

      10.1  Confidentiality.


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


            10.1.1 Investor acknowledges that the Company could be irreparably damaged if confidential information concerning the business and affairs of the Company were disclosed to or utilized on behalf of any person. Investor covenants and agrees to and with the Company that, except as otherwise provided in this Agreement, Investor will not, at any time, directly or indirectly, without the prior written consent of the Company, divulge, or permit any of Investors partners, employees, agents or affiliates to divulge to any person any non-public information concerning the business or financial or other affairs, or any of the methods of doing business used by the Company or any of its subsidiaries, nor release any information provided pursuant to or concerning this Agreement or the transaction contemplated by this Agreement if such release is intended for, or may result in, its public dissemination. The foregoing requirements of confidentiality shall not apply to information: (i) that is now or in the future becomes freely available to the public through no fault of or action by the using or disclosing party; (ii) that is in the possession of the using or disclosing party prior to the time such information was obtained from the Company or that is independently acquired by the using or disclosing party without the aid, application or use of such other information; (iii) that is obtained by the using or disclosing party in good faith without knowledge of any breach of a secrecy arrangement from a third party; (iv) that is required to be disclosed by applicable law or order of government agency or self-regulatory body; or
                     (v) that is disclosed in connection with any bona-fide offer to purchase any shares in the Company; provided that the proposed transferor obtains an undertaking from the proposed transferee to keep such information confidential in accordance with the provision of this
                     Section 10.1 prior to such disclosure.

            10.1.2 Investor and the Company agree to consult with each other (and to take into consideration any comments reasonably raised by any such party) prior to the dissemination of any press release or public communication concerning this Agreement or the transaction contemplated by this Agreement. Any such press release or public communication shall be subject to the approval of both the Company and Investor.

            10.1.3 This Section 10.1 will survive termination of this Agreement.

11.   General Provisions.

      11.1 Survival of Warranties; Investigation. The representations, warranties and covenants of the Company and Investor contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing. It shall be no defense to an action for breach of this Agreement that Investor or its agents have (or have not) made investigations into the affairs of the Company or that the Company could not have known of the misrepresentation or breach of warranty. Damages for breach of a representation or warranty or other provision of this Agreement shall not be diminished by alleged tax savings resulting to the complaining party as a result of the loss complained of.

      11.2 Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties.

      11.3 Governing Law; Jurisdiction. Any dispute, disagreement, conflict of interpretation or claim arising out of or relating to this Agreement, or its enforcement, shall be governed by the laws of the State of New York. The Company and Investor hereby irrevocably and unconditionally submit, for themselves and their property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Each party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to above. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. Each party to this Agreement irrevocably consents to service of process in the manner provided for notices below. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS
            REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

      11.4 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement. A telefaxed copy of this Agreement shall be deemed an original.

      11.5 Headings. The headings and captions used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. All references in this Agreement to sections, paragraphs, exhibits and schedules shall, unless otherwise provided, refer to sections and paragraphs hereof and exhibits and schedules attached hereto, all of which exhibits and schedules are incorporated herein by this reference.

      11.6 Notices. All notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile, as follows:

                  If to the Company:

                  Tengtu International Corp.
                  236 Avenue Road
                  Toronto, Ontario  Canada  M5R 2J4
                  Attention: John Watt
                  Facsimile: 416-963-9659

                  and to:

                  Guzov Ofsink, LLC
                  600 Madison Avenue, 14th Floor
                  New York, NY 10022

                  Attention: Darren L. Ofsink, Esq.
                  Facsimile No: 212-688-7273

                  If to Investor:

                  -------------------------------

                  Facsimile No.:  _________________

                  If to Escrow Agent:

                  Guzov Ofsink, LLC
                  600 Madison Avenue, 14th Floor
                  New York, NY 10022

                  Attention: Darren L. Ofsink, Esq.
                  Facsimile No: 212-688-7273

            Except  as   otherwise   provided  in  this   Agreement,   all  such
            communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid. Any party hereto may change its address or facsimile number for notices and other communications hereunder by notice to the other parties hereto.

      11.7 Costs, Expenses. Each party hereto shall bear their own costs in connection with the preparation, execution and delivery of this Agreement.

      11.8 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investor. No delay or omission to exercise any right, power, or remedy accruing to the Investor, upon any breach, default or noncompliance of the Company under this Agreement shall impair any such right, power, or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. All remedies, either under this Agreement, by law, or otherwise afforded to the Investor, shall be cumulative and not alternative.

      11.9 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

      11.10 Entire Agreement. This Agreement, together with all exhibits and schedules hereto, constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior negotiations, correspondence, agreements, understandings duties or obligations between the parties with respect to the subject matter hereof, including, but not limited to, any Unit Purchase Agreement entered into with the Company in February, 2005.

      11.11 Further Assurances. From and after the date of this Agreement, upon the request of the Investor or the Company, the Company and the Investor shall execute and deliver such instruments, documents or other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.



                     [REMAINDER OF PAGE INTENTIONALLY BLANK]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

THE COMPANY:                            ESCROW AGENT:

TENGTU INTERNATIONAL CORP.              GUZOV OFSINK, LLC


By:                                     By:
----------------------------------      ----------------------------------
John Watt                               Darren L. Ofsink, Member
Title:  President

INVESTOR:

[                             ]


By:
   ------------------------------

Title:
      ---------------------------

                                 Exhibit A


                            Form of $.40 Warrant

                         TENGTU INTERNATIONAL CORP.

                  REDEEMABLE COMMON STOCK PURCHASE WARRANT

      NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE THEREOF HAVE BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE OR CANADIAN PROVINCE, OR UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THIS WARRANT IS RESTRICTED AND MAY NOT BE OFFERED, RESOLD, PLEDGED OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE ACT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.


Void after the Expiry Date              Right  to  Purchase   ____________
                                        shares  of  Common  Stock
                                        (subject to adjustment)

PREAMBLE

      Tengtu International Corp., a Delaware corporation (the "Company"), hereby certifies that, for value received, _________________, the holder hereof (the "Holder"), is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time before 5:00 P.M. New York time, on the Expiry Date, fully paid and nonassessable shares of the Company's U.S. $.01 par value per share common stock (the "Common Stock"). The purchase price per share (the "Purchase Price") shall be, in the event of a purchase at any time during the period commencing on the date hereof and ending on the Expiry Date, $0.40. The number of shares of Common Stock and the amount of the Purchase Price are subject to adjustment as provided herein. This Warrant may be redeemed by the Company for $.001 times the number of Shares which may be purchased upon exercise of this Warrant upon the occurrence of the certain events set forth in
Section 7(a), unless the Holder exercises this Warrant within 30 days after receiving a Redemption Notice.

      This warrant is the "$.40 Warrant" (this "Warrant"), evidencing the right to purchase shares of Common Stock of the Company, issued pursuant to that certain Unit Purchase Agreement dated March ___, 2005 (the "Unit Purchase Agreement"), between the Company and the Holder. Capitalized terms used and not otherwise defined herein shall have the meanings set forth for such terms in the Unit Purchase Agreement. This Warrant evidences the right to purchase an aggregate of ___________ shares of Common Stock of the Company, subject to adjustment as provided in this Warrant.

      As used herein, the following terms, unless the context otherwise requires, have the following respective meanings:

            (a) The term "Company" includes any corporation which shall succeed to or assume the obligations of the Company hereunder.

            (b) The term "Common Stock" includes all stock of any class or classes (however designated) of the Company, authorized on or after the date hereof, the holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference, and the holders of which shall ordinarily, in the absence of contingencies, be entitled to vote for the election of a majority of directors of the Company (even though the right so to vote has been suspended by the happening of such a contingency).

            (c) The term "Expiry Date" refers to the date that is three years after the date the SEC declares effective a registration statement for the resale of the Shares (the "Registration Statement"); provided, however, if for any reason there occurs an Ineffective Period (as defined in Section 8), such date shall be extended by the length of time of the Ineffective Period and if the Registration Statement is withdrawn for any reason, such date shall be extended to the third anniversary of the date a new registration statement covering the resale of the Shares is declared effective.

            (d) The term "Other Securities" refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the Holder of this Warrant at any time shall be entitled to receive, or shall have received, on the exercise of this Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 6 or otherwise.

            (e)  The  term  "SEC,"  "Securities  and  Exchange   Commission"  or
"Commission" refers to the Securities and Exchange Commission or any other federal agency then administering the Securities Act.

            (f) The term "Shares" means the Common Stock issued or issuable upon exercise of this Warrant.

            (g) The term "Securities Act" means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Securities and Exchange Commission thereunder, all as the same shall be in effect at the time.

            (g) The term "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the Securities and Exchange Commission thereunder, all as the same shall be in effect at the time.


      1. Restricted Stock.

            1.1 If, at the time of any transfer or exchange (other than a transfer or exchange not involving a change in the beneficial ownership of this Warrant or the Shares) of this Warrant or the Shares, this Warrant or the Shares shall not be registered under the Securities Act, the Company will require, as a condition of allowing such transfer or exchange, that the Holder or transferee of this Warrant or the Shares, as the case may be, furnish to the Company an opinion of counsel reasonably acceptable to the Company or a "no action" or similar letter from the Securities and Exchange Commission to the effect that such exercise, transfer or exchange may be made without registration under the Securities Act. In the case of such transfer or exchange and in the case of an exercise of this Warrant if the Shares to be issued thereupon are not registered pursuant to the Securities Act, the Company will require a written statement that this Warrant or the Shares, as the case may be, are being acquired for investment and not with a view to the distribution thereof. The certificates evidencing the Shares issued on the exercise of this Warrant shall, if such Shares are being sold or transferred without registration under the Securities Act, bear a legend similar to the legend on the face page of this Common Stock Warrant.

            1.2 (a) The Company shall make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and after 90 days following the effective date of the first registration of the Company under the Securities Act of an offering of its securities to the general public.

            (b) The Company shall file with the Commission in a timely manner all required reports and other documents as the Commission may prescribe under
Section 13(a) or 15(d) of the Exchange Act.

            (c) The Company shall furnish to the Holder of this Warrant or the Shares designated by the Holder, forthwith upon request, (i) a written statement by the Company as to its compliance with the reporting requirements under the Securities Act (at any time from and after 90 days following the effective date of the first registration statement of the Company for an offering of its securities to the general public) and of the reporting requirements of the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company, (iii) any other reports and documents necessary to satisfy the information-furnishing condition to offers and sales under Rule 144A under the Securities Act, and (iv) such other reports and documents as the Holder of this Warrant or the Shares reasonably requests to avail itself of any rule or regulation of the Commission allowing the Holder to sell any such securities without registration.

      2. Exercise of Warrant.

            2.1 Exercise in Full. The Holder of this Warrant may exercise it in full by surrendering this Warrant, with the form of subscription at the end hereof duly executed by the Holder, to the Company at its principal office. The surrendered Warrant shall be accompanied by payment, in cash or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of shares of Common Stock called for on the face of this Warrant by the applicable Purchase Price.

            2.2 Partial Exercise. This Warrant may be exercised in part by surrender of this Warrant in the manner and at the place provided in Subsection
2.1 except that the amount of Common Stock obtained through the exercise shall be calculated by multiplying (a) the number of shares of Common Stock called for on the face of this Warrant as shall be designated by the Holder in the subscription at the end hereof by (b) the Purchase Price. On any such partial exercise, subject to the provisions of Section 2 hereof, the Company at its expense will forthwith issue and deliver to, or upon the order of the Holder, a new Warrant or Warrants of like tenor, in the name of the Holder, calling in the aggregate on the face or faces thereof, for the number of shares of Common Stock equal to the number of such shares called for on the face of this Warrant minus the number of such shares designated by the Holder in the subscription at the end hereof.

            2.3 Company Acknowledgment. The Company will, at the time of the exercise, exchange or transfer of this Warrant, upon the request of the Holder acknowledge in writing its continuing obligation to afford to the Holder any rights (including, without limitation, any right to registration of the Shares) to which the Holder shall continue to be entitled after such exercise or exchange in accordance with the provisions of this Warrant. If the Holder of this Warrant shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to the Holder any such rights.

      3. Delivery of Stock Certificates, Etc., on Exercise. As soon as practicable after the exercise of this Warrant, in full or in part, and in any event within ten business (10) days thereafter, the Company, at its expense, (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder, a certificate or certificates for the number of fully paid and nonassessable Shares to which the Holder shall be entitled on such exercise. No fractional Share or scrip representing a fraction of a Share will be issued on exercise, but the number of Shares issuable shall be rounded to the nearest whole Share.

      4. Adjustment for Reorganization, Consolidation, Merger, Etc.

            4.1 Merger, Etc. If the Company shall (a) consolidate with or merge into any other person, or (b) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company (any such transaction being hereinafter sometimes referred to as a "Reorganization") then, in each such case, the Holder of this Warrant, on the exercise hereof as provided in Section 2 at any time after the consummation or effective date of such Reorganization (the "Effective Date"), shall receive, in lieu of the Shares issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which the Holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if the Holder had so exercised this Warrant, immediately prior thereto. The successor corporation in any such Reorganization described in clause (b) or (c) above where the Company will not be the surviving entity (the "Acquiring Company") must agree prior to such Reorganization in a writing satisfactory in form and substance to the Holder that this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on exercise after the consummation of such Reorganization, and shall be binding upon the issuer of any such stock or other securities (including, in the case of any transfer of properties or assets referred to above, the person acquiring all or substantially all of the properties or assets of the Company). If the Acquiring Company has not so agreed to continue this Warrant, then the Company shall give 30 days' prior written notice to the Holder of this Warrant of such Reorganization, during which 30-day period (the "Notice Period") the Holder at its option and upon written notice to the Company shall be able to (i) exercise this Warrant or any part thereof at an exercise price (the "Discounted Exercise Price") equal to the then prevailing purchase price hereunder discounted at the Discount Rate (as used herein the "Discount Rate" shall mean the then prevailing interest rate on U.S. Treasury Notes issued on (or immediately prior to) the date of such 30-day notice and maturing on the Expiry Date (or immediately prior thereto), such rate to be compounded annually through the Expiry Date, and in no event to be less than 10% annually); or (ii) on the Effective Date, the Holder of this Warrant shall be paid an amount (the "Merger Profit Amount") equal to the difference between the fair market value per share of Common Stock of the Company being purchased by the Acquiring Company in the Reorganization and the Discounted Exercise Price described in clause (i) above and the Warrant shall simultaneously expire. The Merger Profit Amount shall be payable in the same form as the common stockholders of the Company shall be paid by the Acquiring Company for their shares of common stock of the Company. The fair market value of any noncash property received from the Acquiring Company upon the Reorganization shall be determined in good faith by the Board of Directors of the Company, as approved by the Company's stockholders.

            4.2 Dissolution. In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall at its expense deliver or cause to be delivered the stock and other securities and property (including cash, where applicable) receivable by the Holder of this Warrant after the effective date of such dissolution pursuant to this Section 4 to a bank or trust company having its principal office in New York, New York, as trustee for the Holder of this Warrant.

            4.3 Continuation of Terms. Except as otherwise expressly provided in Subsection 4.1, upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 4, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant as provided in Section 4.1.

      5. No Impairment. The Company will not, by amendment of its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will, at all times, in good faith, assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holders of this Warrant against dilution or other impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of stock receivable on the exercise of this Warrant above the amount payable therefor on such exercise and (b) will at all times reserve and keep available out of its authorized capital stock, solely for the purpose of issue upon exercise of this Warrant as herein provided, such number of shares of Common Stock as shall then be issuable upon exercise of this Warrant in full and shall take all such action as may be necessary or appropriate in order that all shares of Common Stock that shall be so issuable shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof.

      6. No Dilution.

            (a) In the event the Company shall pay a share dividend or other distribution payable in shares of Common Stock, the Trigger Price and the Redemption Price(each as defined in Section 7) and the Purchase Price in effect immediately prior (and each Purchase Price, Trigger Price and Redemption Price in effect subsequent) to such dividend or distribution shall, concurrently with the effectiveness of such dividend or distribution, be proportionately adjusted. In the case of a share dividend or other distribution payable in shares of Common Stock such adjustment shall occur as follows: the Purchase Price, Trigger Price and Redemption Price that is then in effect (and in effect at any time thereafter) shall be decreased as of the time of such issuance, or in the event a record date is fixed, as of the close of business on such record date, by multiplying the Purchase Price, Trigger Price and Redemption Pricethen (and therefore) in effect by a fraction (1) the numerator of which is the total number of shares of issued Common Stock immediately prior to the time of such issuance or the close of business on such record date, as the case may be, and
(2) the denominator of which is the total number of shares of issued Common Stock immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution; provided, however, that, if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Purchase Price, Trigger Price and Redemption Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Purchase Price, Trigger Price and Redemption Priceshall be adjusted to reflect the actual payment of such dividend or distribution. In the event of an adjustment of the Purchase Price, the number of Shares which may be purchased upon exercise of this Warrant shall be proportionately adjusted, in accordance with the example in Section 6(d).

            (b) In the event the issued shares of Common Stock shall be subdivided, combined or consolidated, by reclassification or otherwise, into a greater or lesser number of shares of Common Stock, the number of Shares into which this Warrant is exercisable and the Purchase Price, Trigger Price and Redemption Price shall be proportionately adjusted, in accordance with the example in Section 6(d).

            (c) In the event the Conversion Price (as defined in the Certificate of Designations, Preferences and Right of the Series A Convertible Cumulative Preferred Stock of the Company) is reduced below the initial Conversion Price on the date of filing (or successively thereafter below the Conversion Price then in effect), then, if an adjustment in the Purchase Price shall not otherwise be required pursuant to this Section 6, the Purchase Price then in effect shall also be proportionately reduced so that the Purchase Price shall be 160% of the Conversion Price. For example, if the Purchase Price in effect is $.40 and the Conversion Price is reduced to $.20, then the Purchase Price shall be reduced to $.32. If thereafter the Conversion Price is again reduced to $.10, the Purchase Price shall be reduced to $.16.

            (d) For clarification, and notwithstanding anything else to the contrary contained in this Warrant, each time that an adjustment is required to be made to the Purchase Price, proportionate adjustments will also be made to the Trigger Price, the Redemption Price and the number of Shares which may be purchased upon exercise of this Warrant. As an example of how the provisions of this Section 6 shall be applied, assume that the number of Shares which may be purchased upon exercise of this Warrant at a point in time is 100,000 Shares, and that at such point in time, the Purchase Price is $0.40, the Trigger Price is $1.20, and the Redemption Price is $0.001. Assume further that the Company effects a two for one stock split. After the effective date of such two for one stock split, the number of Shares which may be purchased upon exercise of this Warrant will be adjusted to be 200,000 Shares, the Purchase Price will be adjusted to be $0.20, the Trigger Price $0.60, and the Redemption Price $0,0005. Upon the occurrence of each adjustment pursuant to this Section 6, the Company shall prepare a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based.

            (e) The form of this Warrant need not be changed because of any change pursuant to this Section 6 and any Warrant issued after such change may state the same Purchase Price, Trigger Price and Redemption Price and the same number of shares of Common Stock as are stated in this Warrant as initially issued. However, the Company may at any time in its sole discretion (which shall be conclusive) make any change in the form of this Warrant that it may deem appropriate and that does not affect the substance thereof. Any Warrant thereafter issued or countersigned, whether in exchange or substitution for an outstanding Warrant or otherwise, may be in the form as so changed.

            (f) In case at any time after the date of this Warrant:

                  (i) The Company shall declare a dividend (or any other distribution) on its shares of Common Stock payable otherwise than in cash out of its earned surplus; or

                  (ii) The Company shall authorize any reclassification of the shares of its Common Stock, or any consolidation or merger to which it is a party and for which approval of any shareholders of the Company is required, or the sale or transfer of all or substantially all of its assets or all or substantially all of its issued and outstanding stock; or

                  (iii) Events shall have occurred resulting in the voluntary and involuntary dissolution, liquidation or winding up of the Company; then the Company shall cause notice to be sent to the Holder at least twenty (20) days prior (or ten (10) day prior in any case specified in clause (i) above, or on the date of any case specified in clause (iii) above) to the applicable record date hereinafter specified, a notice stating (1) the date on which a record is to be taken or the purpose of such dividend, distribution or rights, or, if a record is not to be taken, the date as of which the holders of shares of Common Stock of record will be entitled to such dividend, distribution or rights are to be determined or (2) the date on which such reclassification, consolidation, merger, sale, transfer, initial public offering, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of shares of Common Stock of record shall be entitled to exchange their shares for securities or other property deliverable upon such reclassification, consolidation, merger, sale transfer, dissolution, liquidation or winding up. Failure to give any such notice of any defect therein shall not affect the validity of the proceedings referred to in clauses (i), (ii) and
(iii) above.

      7. Redemption and Forced Sale Provisions.

      The Company may, at its option at any time after both (i) the Registration Statement has been declared effective (and has not been suspended or withdrawn) and (ii) the closing price of the Common Stock is $1.20 (such amount, as may from time to time be adjusted as provided herein, being herein referred to as the "Trigger Price") or more per share during any period of 20 consecutive trading days (collectively, the "Trigger Conditions"), redeem this Warrant in full at a price per share equal to $.001 times the number of Shares which may be purchased upon exercise of this Warrant (the "Redemption Price"). Each of the Trigger Price and the Redemption Price is subject to adjustment as provided in
Section 6. The Company shall give notice of such redemption to the Holder, which notice shall specify the date of the requested redemption (the "Redemption Notice"). The date of a redemption pursuant to this Section 7 (a "Redemption Date") shall be a business day not less than thirty (30) days from, and not more than ninety (90) days from the date of the Redemption Notice sent by the Company; provided that no such date will be a Redemption Date unless the applicable Redemption Price is paid in full in cash on such date, and if not so paid in full, the Redemption Date will be the date on which such Redemption
Price is fully paid. For this Warrant, the Company will be obligated on the Redemption Date to pay to the Holder, upon surrender by the Holder at the Company's principal office of the certificate representing such Warrant endorsed or assigned in blank to the Company, an amount equal to the Redemption Price. The Holder may exercise this Warrant in accordance with its terms at any time prior to the Redemption Date.


      8. Reporting Requirements. The Company shall provide written notice to Holder of any "Ineffective Period," as defined below, within ten (10) days of the commencement of any Ineffective Period. "Ineffective Period" shall mean any period of time after the effective date of a registration statement covering the Shares during the term hereof that such registration statement or any supplemental or amended registration statement becomes ineffective or unavailable for use for the sale or resale, as applicable, of any or all of the Shares for any reason (or in the event the prospectus is not current and deliverable).

      9. Replacement of Warrants. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of this Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

      10. Expenses. The Company agrees to pay any and all stamp, transfer and other similar taxes payable or determined to be payable in connection with the execution and delivery of this Warrant and the issuance of this Warrant.

      11. Warrant Agent. The Company may, by written notice to the Holder of this Warrant, appoint an agent, or U.S. Stock Transfer Corp. for the purpose of issuing Shares on the exercise of this Warrants pursuant to Section 2, exchanging this Warrant pursuant to Section 6, and replacing this Warrant pursuant to Section 9, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

      12. Remedies. The Company stipulates that the remedies at law of the Holder of this Warrant, in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant, are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

      13. Negotiability, Etc. This Warrant is issued upon the following terms, to all of which the Holder or owner hereof, by the taking hereof, consents and agrees:

            (a) title to this Warrant may be transferred by endorsement (by the Holder executing the form of assignment at the end hereof) and delivery in the same manner as in the case of a negotiable instrument transferable by endorsement and delivery;

            (b) any person in possession of this Warrant, properly endorsed, is authorized to represent himself as absolute owner hereof and is empowered to transfer absolute title hereto by endorsement and delivery hereof to a bona fide purchaser hereof for value; each prior taker or owner waives and renounces all of his equities or rights in this Warrant in favor of each such bona fide purchaser, and each such bona fide purchaser shall acquire absolute title hereto and to all rights represented hereby; and

            (c) until this Warrant is transferred on the books of the Company, the Company may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

      14. Notices, Etc. All notices and other communications from the Company to the Holder of this Warrant shall be mailed by first class registered or certified airmail, postage prepaid, at such address as may have been furnished to the Company in writing by the Holder.

      15. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant is being delivered in the State of New York and shall be construed and enforced in accordance with and governed by its laws. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. This Warrant is being executed as an instrument under seal. All nouns and pronouns used herein shall be deemed to refer to the masculine, feminine or neuter, as the identity of the person or persons to whom reference is made herein may require.

      16. Expiration. The right to exercise this Warrant shall expire at 5:00 P.M., New York time, the Expiry Date.

Dated:
      -------------------
                                                     TENGTU INTERNATIONAL CORP.


                                                     By:
                                                     ---------------------------
                                                     Name: John Watt
                                                     Title: President

                                                                    ATTACHMENT A


                               NOTICE OF EXERCISE

(To be Executed by the Registered Holder in order to Exercise the Warrant)

      The undersigned holder hereby irrevocably elects to purchase ____ shares of Common Stock of Tengtu International Corp. (the "Company") pursuant to the Common Stock Warrant void after the Expiry Date issued by the Company according to the conditions set forth in said warrant and as of the date set forth below.*

Date of Exercise:

Number of Shares be Purchased: __________________________________________

Applicable Purchase Price:

Signature:
[Name]

Address:


      o     This original Warrant must accompany this Notice of Exercise.

                                    Exhibit B

                              Form of $.60 Warrant


                           TENGTU INTERNATIONAL CORP.

                    REDEEMABLE COMMON STOCK PURCHASE WARRANT

            NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE THEREOF HAVE BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE OR CANADIAN PROVINCE, OR UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THIS WARRANT IS RESTRICTED AND MAY NOT BE OFFERED, RESOLD, PLEDGED OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE ACT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.


Void after the Expiry Date              Right  to  Purchase   ____________
                                        shares  of  Common  Stock
                                        (subject to adjustment)

PREAMBLE

      Tengtu International Corp., a Delaware corporation (the "Company"), hereby certifies that, for value received, _________________, the holder hereof (the "Holder"), is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time before 5:00 P.M. New York time, on the Expiry Date, fully paid and nonassessable shares of the Company's U.S. $.01 par value per share common stock (the "Common Stock"). The purchase price per share (the "Purchase Price") shall be, in the event of a purchase at any time during the period commencing on the date hereof and ending on the Expiry Date, $0.60. The number of shares of Common Stock and the amount of the Purchase Price are subject to adjustment as provided herein. This Warrant may be redeemed by the Company for $.001 times the number of Shares which may be purchased upon exercise of this Warrant upon the occurrence of the certain events set forth in
Section 7(a), unless the Holder exercises this Warrant within 30 days after receiving a Redemption Notice.

      This warrant is the "$.60 Warrant" (this "Warrant"), evidencing the right to purchase shares of Common Stock of the Company, issued pursuant to that certain Unit Purchase Agreement dated March ___, 2005 (the "Unit Purchase Agreement"), between the Company and the Holder. Capitalized terms used and not otherwise defined herein shall have the meanings set forth for such terms in the

Unit Purchase Agreement. This Warrant evidences the right to purchase an aggregate of ___________ shares of Common Stock of the Company, subject to adjustment as provided in this Warrant.

      As used herein, the following terms, unless the context otherwise requires, have the following respective meanings:

            (a) The term "Company" includes any corporation which shall succeed to or assume the obligations of the Company hereunder.

            (b) The term "Common Stock" includes all stock of any class or classes (however designated) of the Company, authorized on or after the date hereof, the holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference, and the holders of which shall ordinarily, in the absence of contingencies, be entitled to vote for the election of a majority of directors of the Company (even though the right so to vote has been suspended by the happening of such a contingency).

            (c) The term "Expiry Date" refers to the date that is three years after the date the SEC declares effective a registration statement for the resale of the Shares (the "Registration Statement"); provided, however, if for any reason there occurs an Ineffective Period (as defined in Section 8), such date shall be extended by the length of time of the Ineffective Period and if the Registration Statement is withdrawn for any reason, such date shall be extended to the third anniversary of the date a new registration statement covering the resale of the Shares is declared effective.

            (d) The term "Other Securities" refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the Holder of this Warrant at any time shall be entitled to receive, or shall have received, on the exercise of this Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 6 or otherwise.

            (e)  The  term  "SEC,"  "Securities  and  Exchange   Commission"  or
"Commission" refers to the Securities and Exchange Commission or any other federal agency then administering the Securities Act.

            (f) The term "Shares" means the Common Stock issued or issuable upon exercise of this Warrant.

            (g) The term "Securities Act" means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Securities and Exchange Commission thereunder, all as the same shall be in effect at the time.

            (g) The term "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the Securities and Exchange Commission thereunder, all as the same shall be in effect at the time.


      1. Restricted Stock.

            1.1 If, at the time of any transfer or exchange (other than a transfer or exchange not involving a change in the beneficial ownership of this Warrant or the Shares) of this Warrant or the Shares, this Warrant or the Shares shall not be registered under the Securities Act, the Company will require, as a condition of allowing such transfer or exchange, that the Holder or transferee of this Warrant or the Shares, as the case may be, furnish to the Company an opinion of counsel reasonably acceptable to the Company or a "no action" or similar letter from the Securities and Exchange Commission to the effect that such exercise, transfer or exchange may be made without registration under the Securities Act. In the case of such transfer or exchange and in the case of an exercise of this Warrant if the Shares to be issued thereupon are not registered pursuant to the Securities Act, the Company will require a written statement that this Warrant or the Shares, as the case may be, are being acquired for investment and not with a view to the distribution thereof. The certificates evidencing the Shares issued on the exercise of this Warrant shall, if such Shares are being sold or transferred without registration under the Securities Act, bear a legend similar to the legend on the face page of this Common Stock Warrant.

            1.2 (a) The Company shall make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and after 90 days following the effective date of the first registration of the Company under the Securities Act of an offering of its securities to the general public.

            (b) The Company shall file with the Commission in a timely manner all required reports and other documents as the Commission may prescribe under
Section 13(a) or 15(d) of the Exchange Act.

            (c) The Company shall furnish to the Holder of this Warrant or the Shares designated by the Holder, forthwith upon request, (i) a written statement by the Company as to its compliance with the reporting requirements under the Securities Act (at any time from and after 90 days following the effective date of the first registration statement of the Company for an offering of its securities to the general public) and of the reporting requirements of the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company, (iii) any other reports and documents necessary to satisfy the information-furnishing condition to offers and sales under Rule 144A under the Securities Act, and (iv) such other reports and documents as the Holder of this Warrant or the Shares reasonably requests to avail itself of any rule or regulation of the Commission allowing the Holder to sell any such securities without registration.

      2. Exercise of Warrant.

            2.1 Exercise in Full. The Holder of this Warrant may exercise it in full by surrendering this Warrant, with the form of subscription at the end hereof duly executed by the Holder, to the Company at its principal office. The surrendered Warrant shall be accompanied by payment, in cash or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of shares of Common Stock called for on the face of this Warrant by the applicable Purchase Price.

            2.2 Partial Exercise. This Warrant may be exercised in part by surrender of this Warrant in the manner and at the place provided in Subsection
2.1 except that the amount of Common Stock obtained through the exercise shall be calculated by multiplying (a) the number of shares of Common Stock called for on the face of this Warrant as shall be designated by the Holder in the subscription at the end hereof by (b) the Purchase Price. On any such partial exercise, subject to the provisions of Section 2 hereof, the Company at its expense will forthwith issue and deliver to, or upon the order of the Holder, a new Warrant or Warrants of like tenor, in the name of the Holder, calling in the aggregate on the face or faces thereof, for the number of shares of Common Stock equal to the number of such shares called for on the face of this Warrant minus the number of such shares designated by the Holder in the subscription at the end hereof.

            2.3 Company Acknowledgment. The Company will, at the time of the exercise, exchange or transfer of this Warrant, upon the request of the Holder acknowledge in writing its continuing obligation to afford to the Holder any rights (including, without limitation, any right to registration of the Shares) to which the Holder shall continue to be entitled after such exercise or exchange in accordance with the provisions of this Warrant. If the Holder of this Warrant shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to the Holder any such rights.

      3. Delivery of Stock Certificates, Etc., on Exercise. As soon as practicable after the exercise of this Warrant, in full or in part, and in any event within ten business (10) days thereafter, the Company, at its expense, (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder, a certificate or certificates for the number of fully paid and nonassessable Shares to which the Holder shall be entitled on such exercise. No fractional Share or scrip representing a fraction of a Share will be issued on exercise, but the number of Shares issuable shall be rounded to the nearest whole Share.

      4. Adjustment for Reorganization, Consolidation, Merger, Etc.

            4.1 Merger, Etc. If the Company shall (a) consolidate with or merge into any other person, or (b) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company (any such transaction being hereinafter sometimes referred to as a "Reorganization") then, in each such case, the Holder of this Warrant, on the exercise hereof as provided in Section 2 at any time after the consummation or effective date of such Reorganization (the "Effective Date"), shall receive, in lieu of the Shares issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which the Holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if the Holder had so exercised this Warrant, immediately prior thereto. The successor corporation in any such Reorganization described in clause (b) or (c) above where the Company will not be the surviving entity (the "Acquiring Company") must agree prior to such Reorganization in a writing satisfactory in form and substance to the Holder that this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on exercise after the consummation of such Reorganization, and shall be binding upon the issuer of any such stock or other securities (including, in the case of any transfer of properties or assets referred to above, the person acquiring all or substantially all of the properties or assets of the Company). If the Acquiring Company has not so agreed to continue this Warrant, then the Company shall give 30 days' prior written notice to the Holder of this Warrant of such Reorganization, during which 30-day period (the "Notice Period") the Holder at its option and upon written notice to the Company shall be able to (i) exercise this Warrant or any part thereof at an exercise price (the "Discounted Exercise Price") equal to the then prevailing purchase price hereunder discounted at the Discount Rate (as used herein the "Discount Rate" shall mean the then prevailing interest rate on U.S. Treasury Notes issued on (or immediately prior to) the date of such 30-day notice and maturing on the Expiry Date (or immediately prior thereto), such rate to be compounded annually through the Expiry Date, and in no event to be less than 10% annually); or (ii) on the Effective Date, the Holder of this Warrant shall be paid an amount (the "Merger Profit Amount") equal to the difference between the fair market value per share of Common Stock of the Company being purchased by the Acquiring Company in the Reorganization and the Discounted Exercise Price described in clause (i) above and the Warrant shall simultaneously expire. The Merger Profit Amount shall be payable in the same form as the common stockholders of the Company shall be paid by the Acquiring Company for their shares of common stock of the Company. The fair market value of any noncash property received from the Acquiring Company upon the Reorganization shall be determined in good faith by the Board of Directors of the Company, as approved by the Company's stockholders.

            4.2 Dissolution. In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall at its expense deliver or cause to be delivered the stock and other securities and property (including cash, where applicable) receivable by the Holder of this Warrant after the effective date of such dissolution pursuant to this Section 4 to a bank or trust company having its principal office in New York, New York, as trustee for the Holder of this Warrant.

            4.3 Continuation of Terms. Except as otherwise expressly provided in Subsection 4.1, upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 4, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant as provided in Section 4.1.

      5. No Impairment. The Company will not, by amendment of its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will, at all times, in good faith, assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holders of this Warrant against dilution or other impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of stock receivable on the exercise of this Warrant above the amount payable therefor on such exercise and (b) will at all times reserve and keep available out of its authorized capital stock, solely for the purpose of issue upon exercise of this Warrant as herein provided, such number of shares of Common Stock as shall then be issuable upon exercise of this Warrant in full and shall take all such action as may be necessary or appropriate in order that all shares of Common Stock that shall be so issuable shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof.

      6. No Dilution.

            (a) In the event the Company shall pay a share dividend or other distribution payable in shares of Common Stock, the Trigger Price and the Redemption Price (each as defined in Section 7) and the Purchase Price in effect immediately prior (and each Purchase Price, Trigger Price and Redemption Price in effect subsequent) to such dividend or distribution shall, concurrently with the effectiveness of such dividend or distribution, be proportionately adjusted. In the case of a share dividend or other distribution payable in shares of Common Stock such adjustment shall occur as follows: the Purchase Price, Trigger Price and Redemption Price that is then in effect (and in effect at any time thereafter) shall be decreased as of the time of such issuance, or in the event a record date is fixed, as of the close of business on such record date, by multiplying the Purchase Price, Trigger Price and Redemption Price then (and therefore) in effect by a fraction (1) the numerator of which is the total number of shares of issued Common Stock immediately prior to the time of such issuance or the close of business on such record date, as the case may be, and
(2) the denominator of which is the total number of shares of issued Common Stock immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution; provided, however, that, if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Purchase Price, Trigger Price and Redemption Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Purchase Price, Trigger Price and Redemption Price shall be adjusted to reflect the actual payment of such dividend or distribution. In the event of an adjustment of the Purchase Price, the number of Shares which may be purchased upon exercise of this Warrant shall be proportionately adjusted in accordance with the example in Section 6(d).

            (b) In the event the issued shares of Common Stock shall be subdivided, combined or consolidated, by reclassification or otherwise, into a greater or lesser number of shares of Common Stock, the number of Shares into which this Warrant is exercisable and the Purchase Price, Trigger Price and Redemption Price shall be proportionately adjusted in accordance with the example in Section 6(d).

            (c) In the event the Conversion Price (as defined in the Certificate of Designations, Preferences and Right of the Series A Convertible Cumulative Preferred Stock of the Company) is reduced below the initial Conversion Price on the date of filing (or successively thereafter below the Conversion Price then in effect), then, if an adjustment in the Purchase Price shall not otherwise be required pursuant to this Section 6, the Purchase Price then in effect shall also be proportionately reduced so that the Purchase Price shall be 240% of the Conversion Price. For example, if the Purchase Price in effect is $.60 and the Conversion Price is reduced to $.20, then the Purchase Price shall be reduced to $.48. If thereafter the Conversion Price is again reduced to $.10, the Purchase Price shall be reduced to $.24.


            (d) For clarification, and notwithstanding anything else to the contrary contained in this Warrant, each time that an adjustment is required to be made to the Purchase Price, proportionate adjustments will also be made to the Trigger Price, the Redemption Price and the number of Shares which may be purchased upon exercise of this Warrant. As an example of how the provisions of this Section 6 shall be applied, assume that the number of Shares which may be purchased upon exercise of this Warrant at a point in time is 100,000 Shares, and that at such point in time, the Purchase Price is $0.40, the Trigger Price is $1.20, and the Redemption Price is $0.001. Assume further that the Company effects a two for one stock split. After the effective date of such two for one stock split, the number of Shares which may be purchased upon exercise of this Warrant will be adjusted to be 200,000 Shares, the Purchase Price will be adjusted to be $0.20, the Trigger Price $0.60, and the Redemption Price $0,0005. Upon the occurrence of each adjustment pursuant to this Section 6, the Company shall prepare a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based.

            (e) The form of this Warrant need not be changed because of any change pursuant to this Section 6 and any Warrant issued after such change may state the same Purchase Price,Trigger Price and Redemption Price and the same number of shares of Common Stock as are stated in this Warrant as initially issued. However, the Company may at any time in its sole discretion (which shall be conclusive) make any change in the form of this Warrant that it may deem appropriate and that does not affect the substance thereof. Any Warrant thereafter issued or countersigned, whether in exchange or substitution for an outstanding Warrant or otherwise, may be in the form as so changed.

            (f) In case at any time after the date of this Warrant:

                  (i) The Company shall declare a dividend (or any other distribution) on its shares of Common Stock payable otherwise than in cash out of its earned surplus; or

                  (ii) The Company shall authorize any reclassification of the shares of its Common Stock, or any consolidation or merger to which it is a party and for which approval of any shareholders of the Company is required, or the sale or transfer of all or substantially all of its assets or all or substantially all of its issued and outstanding stock; or

                  (iii) Events shall have occurred resulting in the voluntary and involuntary dissolution, liquidation or winding up of the Company; then the Company shall cause notice to be sent to the Holder at least twenty (20) days prior (or ten (10) day prior in any case specified in clause (i) above, or on the date of any case specified in clause (iii) above) to the applicable record date hereinafter specified, a notice stating (1) the date on which a record is to be taken or the purpose of such dividend, distribution or rights, or, if a record is not to be taken, the date as of which the holders of shares of Common Stock of record will be entitled to such dividend, distribution or rights are to be determined or (2) the date on which such reclassification, consolidation, merger, sale, transfer, initial public offering, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of shares of Common Stock of record shall be entitled to exchange their shares for securities or other property deliverable upon such reclassification, consolidation, merger, sale transfer, dissolution, liquidation or winding up. Failure to give any such notice of any defect therein shall not affect the validity of the proceedings referred to in clauses (i), (ii) and
(iii) above.

      7. Redemption and Forced Sale Provisions.

      The Company may, at its option at any time after both (i) the Registration Statement has been declared effective (and has not been suspended or withdrawn) and (ii) the closing price of the Common Stock is $1.80 (such amount, as may from time to time be adjusted as provided herein, being herein referred to as the "Trigger Price") or more per share during any period of 20 consecutive trading days (collectively, the "Trigger Conditions") redeem this Warrant in full at a price per share equal to $.001 times the number of Shares which may be purchased upon exercise of this Warrant (the "Redemption Price"). Each of the Trigger Price and the Redemption Price is subject to adjustment as provided in
Section 6. The Company shall give notice of such redemption to the Holder, which notice shall specify the date of the requested redemption (the "Redemption Notice"). The date of a redemption pursuant to this Section 7 (a "Redemption Date") shall be a business day not less than thirty (30) days from, and not more than ninety (90) days from, the date of the Redemption Notice sent by the Company; provided that no such date will be a Redemption Date unless the applicable Redemption Price is paid in full in cash on such date, and if not so paid in full, the Redemption Date will be the date on which such Redemption
Price is fully paid. For this Warrant, the Company will be obligated on the Redemption Date to pay to the Holder, upon surrender by the Holder at the Company's principal office of the certificate representing such Warrant endorsed or assigned in blank to the Company, an amount equal to the Redemption Price. The Holder may exercise this Warrant in accordance with its terms at any time prior to the Redemption Date.

      8. Reporting Requirements. The Company shall provide written notice to Holder of any "Ineffective Period," as defined below, within ten (10) days of the commencement of any Ineffective Period. "Ineffective Period" shall mean any period of time after the effective date of a registration statement covering the Shares during the term hereof that such registration statement or any supplemental or amended registration statement becomes ineffective or unavailable for use for the sale or resale, as applicable, of any or all of the Shares for any reason (or in the event the prospectus is not current and deliverable).

      9. Replacement of Warrants. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of this Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

      10. Expenses. The Company agrees to pay any and all stamp, transfer and other similar taxes payable or determined to be payable in connection with the execution and delivery of this Warrant and the issuance of this Warrant.

      11. Warrant Agent. The Company may, by written notice to the Holder of this Warrant, appoint an agent, or U.S. Stock Transfer Corp. for the purpose of issuing Shares on the exercise of this Warrants pursuant to Section 2, exchanging this Warrant pursuant to Section 6, and replacing this Warrant pursuant to Section 9, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

      12. Remedies. The Company stipulates that the remedies at law of the Holder of this Warrant, in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant, are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

      13. Negotiability, Etc. This Warrant is issued upon the following terms, to all of which the Holder or owner hereof, by the taking hereof, consents and agrees:

            (a) title to this Warrant may be transferred by endorsement (by the Holder executing the form of assignment at the end hereof) and delivery in the same manner as in the case of a negotiable instrument transferable by endorsement and delivery;

            (b) any person in possession of this Warrant, properly endorsed, is authorized to represent himself as absolute owner hereof and is empowered to transfer absolute title hereto by endorsement and delivery hereof to a bona fide purchaser hereof for value; each prior taker or owner waives and renounces all of his equities or rights in this Warrant in favor of each such bona fide purchaser, and each such bona fide purchaser shall acquire absolute title hereto and to all rights represented hereby; and

            (c) until this Warrant is transferred on the books of the Company, the Company may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

      14. Notices, Etc. All notices and other communications from the Company to the Holder of this Warrant shall be mailed by first class registered or certified airmail, postage prepaid, at such address as may have been furnished to the Company in writing by the Holder.

      15. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant is being delivered in the State of New York and shall be construed and enforced in accordance with and governed by its laws. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. This Warrant is being executed as an instrument under seal. All nouns and pronouns used herein shall be deemed to refer to the masculine, feminine or neuter, as the identity of the person or persons to whom reference is made herein may require.

      16. Expiration. The right to exercise this Warrant shall expire at 5:00 P.M., New York time, the Expiry Date.

Dated:
      -------------------
                                                     TENGTU INTERNATIONAL CORP.


                                                     By:
                                                        ------------------------
                                                     Name: John Watt
                                                     Title: President

                                                                    ATTACHMENT A


                               NOTICE OF EXERCISE

(To be Executed by the Registered Holder in order to Exercise the Warrant)

      The undersigned holder hereby irrevocably elects to purchase ____ shares of Common Stock of Tengtu International Corp. (the "Company") pursuant to the Common Stock Warrant void after the Expiry Date issued by the Company according to the conditions set forth in said warrant and as of the date set forth below.*

Date of Exercise:

Number of Shares be Purchased:
                               ------------------------------------------
Applicable Purchase Price:

Signature:
[Name]

Address:


      o     This original Warrant must accompany this Notice of Exercise

                                    Exhibit C

    Extract from Item 1 of the Company's Annual Report of Form 10-K/A for the
                        fiscal year ended June 30, 2004


On September 15, 2003, we entered into an agreement with Tengtu China, Beijing Jiade Tengtu Technology Group Co., Ltd., Fan Qi Zhang and Beijing Oriental Tai He Technology Development Co., Ltd. (collectively the "Tengtu China Group"), pursuant to a July 1, 2003 Terms Memorandum for a restructuring pursuant to which we acquired 100% of Tengtu United and all of the profits generated by its business in China while the Tengtu Group continues to operate that business (the "Restructuring Agreement"). The Restructuring Agreement was approved by our stockholders at our annual meeting of stockholders on January 20, 2004 and the agreement was consummated on April 5, 2004.

      Since April 5, 2004, we, through our Audit Committee, have conducted a thorough examination of the financial condition of Tengtu United, its operations and the present and former operations of our former joint venture partner, Beijing Tengtu China Culture and Education Electronics Development Co., Ltd. ("Tengtu China"), and the Tengtu China Group. Prior to the acquisition, Tengtu China conducted all of Tengtu United's business with all Chinese government entities as its agent and still conducts some of Tengtu United's business.

      As a result of the examination, we have discovered that there were inadequate internal and financial controls and systems at Tengtu China and the Tengtu China Group which, to date, we have discovered resulted in inaccurate recordkeeping, accounting errors, double counting of sales, and recognition of revenue that is considered premature under United States generally accepted accounting principles. We have, to date, implemented a number of measures to correct weaknesses in internal controls and financial reporting systems as follows:

      i. We have reorganized the finance and accounting departments;

      ii. We have replaced financial management responsible for financial reporting, and appointed Simon Xia as Chief Financial Officer of Tengtu United to oversee the Company's financial review and reorganization;

      iii. We require our Chief Financial Officer to pre-approve all large contracts for products or services, perform credit worthiness reviews of all customers, perform thorough analysis of the profitability and capital requirements of individual contracts and hold sales employees accountable for the profitability and collectibility of sales made.

      Our systems of internal control, however, are still in the process of evaluation and improvement as personnel are replaced and new procedures are implemented.

      For the fiscal year ended June 30, 2004, we made a one time adjustment of $18,700,000 to due from related party. As previously reported in a Current Report on Form 8-K filed with the SEC on May 26, 2004, we believed that our approximately $19.5 million receivable due from Tengtu China was materially impaired and that we were continuing an assessment of the impairment. Upon further assessment, we believe that approximately $800,000 of this amount will be collected from schools resulting in a write-down $18,700,000 due from Tengtu China in the quarter ended June 30, 2004. However, we are continuing aggressive efforts to collect all receivables.

                                    Exhibit D

                          REGISTRATION RIGHTS AGREEMENT

      This REGISTRATION RIGHTS AGREEMENT dated as of March 24, 2005 is made and entered into by and between Tengtu International Corp., a Delaware corporation (the "Company"), and ______________________(the "Investor").

      WHEREAS, the Investor, has agreed to purchase from the Company, and the Company has agreed to issue to the Investor, shares of the Company's Series A Convertible Cumulative Preferred Stock, par value $.01 per share (the "Series A Stock") and warrants, pursuant to a Unit Purchase Agreement (the "Purchase Agreement" and with respect to other investors who have purchased Series A Stock and warrants, the "Purchase Agreements"); and

      WHEREAS, in order to induce investors to enter into Purchase Agreements, the Purchase Agreements require that the Company enter into this Registration Rights Agreement;

      NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    REQUESTED REGISTRATIONS.

      1.1   REGISTRATION REQUESTS.

            1.1.1 INITIAL REGISTRATION  REQUEST. On a date immediately following the last closing under the Purchase Agreements, the Company shall be deemed to have received a written request for a Requested Registration (as defined below) from the Investors and Investor with respect to all Registrable Securities.

            1.1.2 The Company may include in such registration  other securities of the same class as the Registrable Securities for sale for its own account or for the account of any other person. Neither the Company nor any of its shareholders shall have the right to include any of the Company's securities (other than Registrable Securities) in a registration statement to be filed as part of a Requested Registration unless (i) such securities are of the same class as the Registrable Securities, (ii) the holders of a majority of the Registrable Securities covered by such registration statement consent to such inclusion in writing, unless the Company is required to include such securities pursuant to a pre-existing agreement and (iii) if such Requested Registration is an underwritten offering, the Company or such shareholders, as applicable, agree in writing to sell their securities on the same terms and conditions as apply to the Registrable Securities being sold. If any shareholders of the Company (other than the holders of Registrable Securities in such capacity) register securities of the Company in the Requested Registration in accordance with this Section, such holders shall pay the fees and expenses of their counsel and their Pro Rata share, on the basis of the respective amounts of the securities included in such registration on behalf of each such Owner, of the Registration Expenses if the Registration Expenses for such registration are not paid by the Company for any reason.

      1.2 REGISTRATION STATEMENT FORM. The Company may, if permitted by law, effect any Requested Registration by the filing of a registration statement on the applicable form.

      1.3   REGISTRATION   EXPENSES.  The  Company  will  pay  all  Registration
            Expenses incurred in connection with the Requested Registration.

2. REGISTRATION PROCEDURES. If and whenever the Company is required to use its best efforts to effect the registration of any Registrable Securities pursuant Section 1 or Section 2, the Company will use its best efforts to effect the registration to permit the record owners of the Registrable Securities to sell in accordance with the provisions of the Act. Without limiting the foregoing, the Company in each such case will, as expeditiously as possible:

      2.1 prepare and file with the Commission the requisite registration statement to effect such registration and use its best efforts to cause such registration statement to become effective as soon as possible, provided that as far in advance as practical before filing such registration statement or any amendment thereto;

      2.2 prepare and file with the Commission such amendments and supplements to such registration statement and any prospectus used in connection therewith as may be necessary to maintain the effectiveness of such Registration Statement and to comply with the provisions of the Act with respect to the disposition of all Registrable Securities covered by such Registration Statement, in accordance with the intended methods of disposition thereof, until the earlier of (i) such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement and (ii) six months after the expiry date of the warrants granted to Investors in connection with the Purchase Agreements ;

      2.3   promptly notify each owner of Registrable Securities (an "Owner"):

            2.3.1 when such  registration  statement or any  prospectus  used in connection therewith, or any amendment or supplement thereto, has become effective; and

            2.3.2 of the  notification  to the Company by the  Commission of the initiation of any proceeding with respect to the issuance by the Commission of, or of the issuance by the Commission of, any stop order suspending the effectiveness of such Registration Statement.

      2.4 furnish to each seller of Registrable Securities covered by such Registration Statement such number of conformed copies of such registration statement and of each amendment and supplement thereto (in each case including all exhibits and documents incorporated by reference), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 promulgated under the Act relating to such Owner's Registrable Securities, and such other documents, as such seller may reasonably request to facilitate the disposition of its Registrable Securities;

      2.5 use its best efforts to register or qualify all Registrable Securities covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions as each Owner shall reasonably request, assuming no exemption from registration is available, to keep such registration or qualification in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable such Owner to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Owner, except that the Company shall not for any such purpose be required
            (i) to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this Paragraph 2.5 be obligated to be so qualified, (ii) to subject itself to taxation in any such jurisdiction solely by reason of such registration or qualification or (iii) to consent to general service of process in any jurisdiction;

      2.6 notify each Owner covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Act, (a) of the happening of any event as a result of which any Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (b) of any change in such prospectus and (c) if the use of such prospectus has been suspended, the time when such prospectus or any modified or supplemented prospectus may thereafter be used, and at the request of any such Owner promptly prepare and furnish to such Owner a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

      2.7 otherwise use its best efforts to comply with all applicable rules and regulations of the Commission;

      2.8   provide  a  transfer   agent  and  registrar  for  all   Registrable
            Securities covered by such registration statement not later than the effective date of such registration statement; and

      2.9 use its best efforts to cause all Registrable Securities covered by such registration statement to be listed, upon official notice of issuance, on any securities exchange on which any of the securities of the same class as the Registrable Securities are then listed. The Company may require each Owner of Registrable Securities as to which any registration is being effected to, and each such Owner, as a condition to including Registrable Securities in such registration, shall furnish the Company with such information and affidavits regarding such Owner and the distribution of such securities as the Company may from time to time reasonably request in writing in connection with such registration. Each Owner of Registrable Securities agrees by acquisition of such Registrable Securities that upon receipt of any notice from the Company of the happening of any event of the kind described in Paragraph 2.6, such Owner will forthwith discontinue such Owner's disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such Owner's receipt of the copies of the supplemented or amended prospectus contemplated by Paragraph 2.6 and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Owner's possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the period referred to in Paragraph 2.2 shall be extended by a number of days equal to the number of days during the period from and including the giving of notice pursuant to Paragraph 2.6 and to and including the date when each Owner of any Registrable Securities covered by such registration statement shall receive the copies of the supplemented or amended prospectus contemplated by Paragraph 2.6.

3.    REGISTRATION DEFAULTS

      3.1 Each of the following events shall constitute a "Registration Default" for purposes of this Agreement:

            3.1.1 (a)  if a  Registration  Statement  covering  the  Registrable
                  Securities shall not have been declared effective on or prior to 90 days after the date of this Agreement, except where the failure to meet such deadline is the result solely of actions by the holders of Registrable Securities; or

                  (b) the inability of the Investor to sell all of its Registrable Securities pursuant to an effective Registration Statement because of a failure by the Company to keep the Registration Statement effective, to disclose such information as is necessary for sales to be made pursuant to the Registration Statement, to register sufficient shares of Common Stock or the suspension or withdrawal of the Registration Statement.

      3.2 Upon the occurrence of a Registration Default, and for the period commencing on the date the Registration Default occurs and ending on the earlier of the date the Registration Default is cured or the day when the Owner may sell all of the Owner's Registrable Securities under Rule 144, the Company shall pay each Owner for each day of such Registration Default an amount equal to .033% of the purchase price paid by the Investor for the Units of the Company's Series A Stock and warrants purchased by the Investor pursuant to the Purchase Agreement between the Investor and the Company (rounded to the nearest penny). Payments hereunder shall be made by the Company on the first business day of each month for any period of default in a prior month.


4     INDEMNIFICATION.

      4.1 INDEMNIFICATION BY THE COMPANY. The Company shall, to the full extent permitted by law, indemnify and hold harmless each seller of Registrable Securities included in any registration statement filed in connection with a Requested Registration its general or limited partners, directors, officers, employees, agents and each other Person, if any, who controls any such seller within the meaning of the Act, against any losses, claims, damages, expenses or liabilities, joint or several (together, "Losses"), to which such seller or any such partner, director, officer, employee, agent or controlling Person may become subject under the Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading, and the Company will reimburse such seller and each such partner, director, officer, employee, agent and controlling Person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such Loss (or action or proceeding in respect thereof); provided that the Company shall not be liable in any such case to the extent that any such Loss (or action or proceeding in respect thereof) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such seller. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such seller or any such partner, director, officer, employee, agent or controlling Person, and shall survive the transfer of such securities by such seller.

      4.2 INDEMNIFICATION BY THE SELLERS. Each Owner of Registrable Securities which are included or are to be included in any registration statement filed in connection with the Requested Registration, as a condition to including Registrable Securities in such registration statement, shall, to the full extent permitted by law, indemnify and hold harmless the Company, its directors, officers, employees, agents and each other Person, if any, who controls the Company within the meaning of the Act, against any Losses to which the Company or any such director, officer, employee, agent or controlling Person may become subject under the Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading, if such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon written information furnished to the Company by such seller or seller's agent, and used in any preliminary prospectus, final prospectus, summary prospectus, amendment or supplement; provided, however, that the obligation to provide indemnification pursuant to this Section 4.2 shall be several, and not joint and several, among such indemnifying parties on the basis of the number of Registrable Securities included in such registration statement and the aggregate amount which may be recovered from any Owner of Registrable Securities pursuant to the indemnification provided for in this Section 4.2 in connection with any registration and sale of Registrable Securities shall be limited to the total proceeds received by such Owner from the sale of such Registrable Securities. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any such director, officer, employee, agent or controlling Person and shall survive the transfer of such securities by such seller.

      4.3 NOTICES OF CLAIMS, ETC. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding Paragraph 4.1 or 4.2, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party pursuant to such paragraphs, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding paragraphs 4.1 or 4.2, except to the extent that the indemnifying party is materially prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation; provided that the indemnified party may participate in such defense at the indemnified party's expense; and provided further, that the indemnified party or indemnified parties shall have the right to employ one counsel to represent it or them if, in the reasonable judgment of the indemnified party or indemnified parties, it is advisable for it or them to be represented by separate counsel by reason of having legal defenses which are different from or in addition to those available to the indemnifying party, and in that event the reasonable fees and expenses of such one counsel shall be paid by the indemnifying party. If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one counsel for the indemnified parties with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel for the indemnified parties or counsels. No indemnifying party shall consent to entry of any judgment or enter into any settlement without the consent of the indemnified party which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. No indemnifying party shall be subject to any liability for any settlement made without its consent, which consent shall not be unreasonably withheld.

      4.4 CONTRIBUTION. If the indemnity and reimbursement obligation provided for in any paragraph of this Section is unavailable or insufficient to hold harmless an indemnified party in respect of any Losses (or actions or proceedings in respect thereof) referred to therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such Losses (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other hand in connection with statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this paragraph were to be determined by Pro Rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of this paragraph. The amount paid by an indemnified party as a result of the Losses referred to in the first sentence of this paragraph shall be deemed to include any legal and other expenses reasonably incurred by such indemnified party in connection with investigating or defending any Loss which is the subject of this paragraph. No indemnified party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from the indemnifying party if the indemnifying party was not guilty of such fraudulent misrepresentation.

      4.5 OTHER INDEMNIFICATION. Indemnification similar to that specified in the preceding paragraphs of this Section (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any Federal or state law or regulation of any Governmental or Regulatory Authority other than the Act. The provisions of this Section shall be in addition to any other rights to indemnification or contribution which an indemnified party may have pursuant to law, equity, contract or otherwise.

5. COVENANTS RELATING TO REPORTING. The Company will file reports in compliance with the Exchange Act.

6.    DEFINITIONS.

      6.1 Except as otherwise specifically indicated, the following terms will have the following meanings for all purposes of this Agreement:

            6.1.1 "Act" means the  Securities  Act of 1933, as amended,  and the rules and regulations promulgated thereunder.

            6.1.2 "Board  of  Directors"  means the  Board of  Directors  of the
                  Company.

            6.1.3 "Commission"  means the United States  Securities and Exchange
                  Commission, or any successor governmental agency or authority.

            6.1.4 "Common  Stock"  means the  Common  Stock,  par value $.01 per share, of the Company, as constituted on the date hereof, and any stock into which such Common Stock shall have been changed or any stock resulting from any reclassification of such Common Stock.

            6.1.5 "Exchange Act" means the  Securities  Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

            6.1.6 "NASD" means the National Association of Securities Dealers.

            6.1.7 "Person"  means  any  natural  person,  corporation,   general
                  partnership,   limited  partnership,   proprietorship,   other
                  business organization, trust, union or association.

            6.1.8 "Public  Offering"  means any  offering of Common Stock to the public, either on behalf of the Company or any of its shareholders, pursuant to an effective registration statement under the Act.

            6.1.9 "Registration  Expenses"  means all  expenses  incident to the
                  Company's performance of or compliance with its obligations under this Agreement to effect the registration of Registrable Securities in a Requested Registration, including without limitation, all registration, filing, securities exchange listing and NASD fees, all registration, filing, qualification and other fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, premiums and other costs of policies of insurance against liabilities arising out of the Public Offering of the Registrable Securities being registered and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding underwriting discounts and commissions, the fees and disbursements of counsel retained by the Owners of the Registrable Securities being registered and transfer taxes, if any, in respect of Registrable Securities, which shall be payable by each Owner thereof, provided that, in any case where Registration Expenses are not to be borne by the Company, such expenses shall not include salaries of the Company personnel or general overhead expenses of the Company, auditing fees, premiums or other expenses relating to liability insurance required by underwriters of the Company or other expenses for the preparation of financial statements or other data normally prepared by the Company in the ordinary course of its business or which the Company would have incurred in any event.

            6.1.10"Registrable  Securities"  means (i) shares of Common Stock to be issued to the Investors upon conversion of the Series A Stock, (ii) shares of Common Stock issuable upon exercise of warrants granted to Investors in connection with the Purchase Agreements, and (ii) any additional shares of Common Stock issued or distributed by way of a dividend, stock split or other distribution in respect of shares of Common Stock referred to in clause (i), or acquired by way of any rights offering or similar offering made in respect of shares of Common Stock referred to in Clause (i). As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have become effective under the Act and such securities shall have been disposed of in accordance with such registration statement, (ii) they shall have been distributed to the public pursuant to Regulation S or (iii) they shall have ceased to be outstanding.

            6.1.11"Transferee"  means  all  Persons  acquiring  shares of Common
                  Stock from an Investor.

7.    MISCELLANEOUS.

      7.1 NOTICES. All notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile, as follows: If to the Company: Tengtu International Corp., 236 Avenue Road, Toronto, Ontario M5R 2J4, Attention: John Watt, Facsimile No: 416-963-9659. If to Investor:
            ____________________________________________________________
            Facsimile No.: ________________________________. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or e-mail to the designated recipient. Any party hereto may change its designee and address or facsimile number for that designee for notices and other communications hereunder by notice to the other parties hereto.

      7.2 ENTIRE AGREEMENT. This Agreement supersedes all prior discussions and agreements between the parties with respect to the subject matter hereof, and contains the sole and entire agreement between the parties hereto with respect to the subject matter hereof.

      7.3 AMENDMENT. Sections 1.3, 2, 4, 6, 7.3 and 7.5 of this Agreement may be amended, supplemented or modified only by a written instrument (which may be executed in any number of counterparts) duly executed by or on behalf of each of the Company and the Owners of all of the Registrable Securities then outstanding or subject to issuance. Each of the other sections of this Agreement may be amended, supplemented or modified only by a written instrument (which may be executed in any number of counterparts) duly executed by or on behalf of each of the Company and the Owners of two-thirds (2/3) or more of the Registrable Securities then outstanding or subject to issuance.

      7.4 WAIVER. Subject to Paragraph 7.5, any term or condition of this Agreement may be waived at any time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by any party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same term or condition of this Agreement on any future occasion.

      7.5 CONSENTS AND WAIVERS BY OWNERS. Any consent of the Owners of Registrable Securities pursuant to this Agreement, and any waiver by the Owners of Registrable Securities of any provision of this Agreement, shall be in writing (which may be executed in any number of counterparts) and may be given or taken by the Owners of the requisite amount of Registrable Securities then outstanding or subject to issuance provided for in Paragraph 7.3 , and any such consent or waiver so given or taken will be binding on all the Owners.

      7.6 NO THIRD PARTY BENEFICIARY. The terms and provisions of this Agreement are intended solely for the benefit of each party hereto and their respective successors or permitted assigns, and it is not the intention of the parties to confer third-party beneficiary rights upon any other Person other than any Person entitled to indemnification under Section 3.

      7.7 SUCCESSORS AND ASSIGNS. The registration rights contained in this Agreement shall be transferable by any Owner of Registrable Securities to any Person that acquires Registrable Securities from such Owner (excluding any Person that acquires such Registrable Securities in a transaction pursuant to which such securities cease to be Registrable Securities).

      7.8 HEADINGS. The headings used in this Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.

      7.9 INVALID PROVISIONS. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (i) such provision will be fully severable, (ii) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (iii) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (iv) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

      7.10 REMEDIES. Except as otherwise expressly provided for herein, no remedy conferred by any of the specific provisions of this Agreement is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise. The election of any one or more remedies by any party hereto shall not constitute a waiver by any such party of the right to pursue any other available remedies. Damages in the event of breach of this Agreement by any party hereto or any of their respective successors or permitted assigns would be difficult, if not impossible, to ascertain, and it is therefore agreed that each such Person, in addition to and without limiting any other remedy or right it may have, will have the right to an injunction or other equitable relief in any court of competent jurisdiction, enjoining any such breach, and enforcing specifically the terms and provisions hereof and each party hereto, on its own behalf and behalf of its respective successors and permitted assigns, hereby waives any and all defenses it may have on the ground of lack of jurisdiction or competence of the court to grant such an injunction or other equitable relief. The existence of this right will not preclude any such Person from pursuing any other rights and remedies at law or in equity which such Person may have.

      7.11 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

      7.12 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

TENGTU INTERNATIONAL CORP.


By:
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Name: John Watt
Title: President

[                             ]


By:
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Title:
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